Investor Presentation Fourth Quarter 2017 Dennis G. Shaffer - President & Chief Executive Officer Richard J. Dutton - Senior Vice President, Chief Operating Officer NASDAQ: CIVB Exhibit 99.1

Forward-Looking Statements This investor presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek”, “plan”, “will”, “would”, “target” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither Civista Bancshares, Inc. (“Civista” or “CIVB”) nor United Community Bancorp (“United” or “UCBA”) assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Civista or United anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Civista’s Annual Report on Form 10-K, those included under Item 1A “Risk Factors” in United’s Annual Report on Form 10-K, those disclosed in Civista’s and United’s respective other periodic reports filed with the Securities and Exchange Commission (the “SEC”); that the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Civista’s and United’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this investor presentation or in any documents, Civista and United claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION This investor presentation contains information with respect to the proposed transaction involving Civista and United. In connection with the proposed transaction, Civista intends to file a registration statement on Form S-4 with the SEC containing a joint proxy statement/prospectus and other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, the respective investors and shareholders of Civista and United are urged to carefully read the entire joint proxy statement/prospectus when it becomes available and any other relevant documents filed by either company with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Civista, United and the proposed transaction. Investors and security holders are also urged to carefully review and consider each of Civista’s and United’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. When available, copies of the joint proxy statement/prospectus will be mailed to the respective shareholders of Civista and United. When available, copies of the joint proxy statement/prospectus also may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to Civista Bancshares, Inc., 100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870, Attn: Dennis G. Shaffer. PARTICIPANTS IN THE SOLICITATION Civista, United and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Civista’s and United’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Civista and their ownership of Civista common stock is set forth in the proxy statement for Civista’s 2017 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on March 15, 2017. Information about the directors and executive officers of United and their ownership of United’s common stock is set forth in the proxy statement for United’s 2017 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on October 25, 2017. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies of Civista’s and United’s shareholders in connection with the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Once available, free copies of the joint proxy statement/prospectus may be obtained as described above. NO OFFER OR SOLICITATION This investor presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact Information Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” The Company’s depository shares, each representing 1/40th ownership interest in a Series B Preferred Share, are traded on the NASDAQ Capital Market under the symbol “CIVBP.” Additional information can be found at: www.civb.com Dennis G Shaffer President & Chief Executive Officer dgshaffer@civb.com Telephone: 888.645.4121

Corporate Overview Bank originally founded in 1884 10th Largest Publicly Traded Commercial Bank Headquartered in Ohio Community Banking Focused Operations in 12 Ohio Counties 1 27 Branches & 2 Loan Production Offices Operations in 4 of the 5 largest Ohio MSAs Franchise Poised for Acquisitions and Organic Growth Full-Service Banking Organization with Diversified Revenue Streams Commercial Banking Retail Banking Wealth Management Mortgage Banking Tax Refund Processing Corporate Overview ¹ From American Banker Magazine, September 2016 © 2016 SourceMedia, Inc. All rights reserved. Used by permission and protected by the Copyright Laws of the United States. The printing, copying, redistribution, or retransmission of this Content without expressed written permission is prohibited.

Experienced Management Team Dennis G. Shaffer SVP & Chief Operating Officer 32 years of banking experience Joined in 2007 Richard J. Dutton SVP & Chief Lending Officer 29 years of banking experience Joined in 2016 Charles A. Parcher SVP & General Counsel 16 years of banking experience Joined in 2002 James E. McGookey SVP & Controller 29 years of banking experience Joined in 1988 Todd A. Michel SVP & Chief Risk Officer 22 years of banking experience Joined in 2013 John A. Betts SVP & Chief Credit Officer 33 years of banking experience Joined in 2010 Paul J. Stark Donna M. Jaskolski SVP & Customer Experience Officer 15 years of banking experience Joined in 2017 President & CEO President, Civista Bank 32 years of banking experience Joined in 2009

Branch Footprint Note: Market share information as of June 30, 2017. Sandusky / Akron / Cleveland, Ohio $715 million in loans $728 million in deposits 12 locations #1 deposit market share in Sandusky, Ohio with ~ 50% market share North Central Ohio $86 million in loans $182 million in deposits 7 locations ~ 36% deposit share in our markets $275 million in loans $214 million in deposits 7 locations 19% deposit market share in the rural markets West Central Ohio Greater Dayton, Ohio $89 million in loans $81 million in deposits 3 locations ~ 4% deposit share in our markets

Attractive Target Markets North Central Ohio West Central Ohio Greater Dayton Ohio Sandusky / Akron / Cleveland Development Opportunity - Toledo

Investment Highlights Experienced management team with a deep bench Community bank franchise in growth markets with an established operating model Gather attractive low-cost rural deposits (19 bps total cost of deposits) Generate loans in select growing urban markets (operations in 4 of the 5 largest MSAs in Ohio) Use of LPOs to extend our reach Two Loan Production Offices in Cleveland MSA (Westlake and Mayfield Heights) New Loan Production Office planned in the Toledo MSA Disciplined underwriting verified with strong credit quality metrics Nonaccrual and 90 days Past Due (excluding PCI1) to Gross Loans of 0.53% as of 12/31/2017 Noninterest income enhanced by unique tax refund processing platform Continued strong returns in 2017 ROAA: 1.04% ROAE: 9.19% FTE NIM 4.01% Added to Russell 2000 index in June 2017 Source: Company Management and SNL Financial. 1PCI – purchased credit impaired loans.

Financial Highlights Source: Company Management and SNL Financial. 1 Page 27 shows 2016 ratios adjusted for nonrecurring recovery 2 Non-GAAP reconciliation on page 28.

Increasing Shareholder Value Source: Company management and SNL Financial. 2 Non-GAAP reconciliation on page 28 . Tangible Book Value per Share2 Diluted EPS

Proven Acquirer & Attractive Organic Growth Source: Company Management and SNL Financial. Completed 6 acquisitions since the formation of the holding company in 1987 Expanded commercial loan growth in Columbus, Cleveland, Akron and Dayton markets Since year-end 2011, loan portfolios in these markets have increased from $163 million to $440 million through 2017 Maintains a low cost, locally generated deposit base, primarily in rural markets Expanded residential mortgage lending by hiring experienced lending teams in the Columbus / Dublin, Cleveland and Dayton MSAs Total Assets $ in 000s Total Gross Loans $ in millions Total Deposits $ in millions CAGR 6.1% CAGR 7.4% CAGR 5.4%

Source: Company Management and SNL Financial. 2017 Peer data as of 12/31/2017, or the latest available date. Note: Comparable peers include Management selected public banks located in PA, IN, WV, MI, OH, and WI with total assets between $1.0 billion and $2.0 billion. Deposit Mix Total Deposits: $1.2 billion 2017 Total Cost of Deposits: 0.19% 30% Noninterest Bearing Demand Deposits 2017 Loan/Deposit Ratio: 97% Total Cost of Deposits (%)

Source: Company Management and SNL Financial. 2017 Peer data as of 12/31/2017, or the latest available date. Note: Comparable peers include Management selected public banks located in PA, IN, WV, MI, OH, and WI with total assets between $1.0 billion and $2.0 billion. Loan Mix Total Gross Loans: $1.2 billion 2017 Loan Yield: 4.62% Yield on Loans (%)

Peer Leading FTE Net Interest Margin Source: SNL Financial. 2017 Peer data as of 12/31/2017, or the latest available date. Note: Comparable peers include Management selected public banks located in PA, IN, WV, MI, OH, and WI with total assets between $1.0 billion and $2.0 billion.

Effectively Managing Assets & Liabilities Assets Asset duration of less than two years Sell fixed-rate mortgages Encourage variable-rate commercial lending or swap into variable, if appropriate Generally limit fixed-rate terms to five years Liabilities Liability duration greater than three years Focus on low-cost “sticky” demand deposits Don’t overprice or overextend time deposits

Source: Company Management and SNL Financial. 1 LTM basis 2 Excluding PCI (purchased credit impaired loans). Strong Asset Quality Reserves / NPLs NCOs / Average Loans Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets Loan Loss Reserves / Gross Loans Nonaccrual & 90 days Past Due2 / Gross Loans

Fee Income / Operating Efficiencies Source: Company Management. Efficiency Ratio Noninterest Income / Average Assets Fee income platform Service charges on deposit accounts were $4.8 million for both 2017 and 2016 Mortgage Banking Gain on sale of loans, primarily mortgage loans, was $1.7 million for both 2017 and 2016 Wealth management ~$480 million and $431 million in Assets Under Management as of December 31, 2017 and 2016, respectively Investment in people When we identify talent that is consistent with our strategy, we will invest in people. Average FTE’s increased by 14 from 2016 to 2017 Additions and normal merit increases resulted in increased salary and incentive expense of $2.6 million Health insurance expense increased $526 thousand Pension expense related to the retirement of highly compensated participants increased $740 thousand Continued focus on: improving efficiency; operating leverage and branch network opportunities

Profitability & Returns Analysis Source: Company Management and SNL Financial. 1 Page 22 shows 2016 ratios adjusted for nonrecurring recovery Diluted Earnings per Share ROAE 1 ROAA 1 Net Income Available to Common Shareholders

1 Illustrates CIVB’s capital position if all of the convertible preferred equity issued on 12/19/2013 (coupon: 6.5%, initial conversion price: $7.82) was converted into common equity. 2 TCE Non-GAAP reconciliation on page 23. Capital Position

Source: Company Management and SNL Financial. Operating Results

Compelling Investment Opportunity Strong asset quality Proven acquirer Completed 6 acquisitions since the formation of the holding company in 1987 Peer leading NIM Low cost deposits – 17 bps lower than peers High yield loan portfolio – 17 bps higher than peers Experienced management team with an average of 28 years in banking Strategically positioned in attractive Ohio lending markets funded by low cost deposits Second loan production office opened in Cleveland MSA New loan production office planned in the Toledo MSA Significant profitability improvement from 2012 to 2017 Net Income CAGR: 27.2% TBV / Share CAGR: 13.5% EPS CAGR: 17.6% Peer data as of 9/30/2017, or the latest available date.

CIVISTA BANCSHARES, INC.

Transaction Rationale

Significant Opportunities for Continued Growth and Long-Term Value Creation	➢ Significant transaction accelerating growth, operating scale and efficiency ➢ Supports growth and funding flexibility with excess liquidity (64% loans/deposits) ➢ Valuable core deposit franchise ➢ Complements Civista's commercial lending expertise
Strategically Compelling	➢ Provides low-cost deposits through Southeast Indiana branches ➢ Provides entrance into Cincinnati MSA ➢ Establishes Civista in each of the 5 largest Ohio marketplaces ➢ Natural expansion of Civista's existing footprint

Disciplined Market Expansion Model	➢ Financially attractive transaction utilizing no revenue enhancements
	    ➢ Immediately accretive to EPS in 2018 and ~9.3% accretive to EPS in 2019
	    ➢ Tangible book value earnback period of 3.5 years on a cross-over method and 4.1 years on a simple method [1]
	➢ Consistent with Civista's communicated M&A strategy and objectives
	➢ Leverages Civista's integration experience and successful market expansion model

[1] As measured on a fully diluted basis, which assumes the conversion of CIVB's outstanding preferred stock into common shares. Refer to the Appendix for additional information and the associated calculation.

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$296 million in loans $462 million in deposits 81% of deposits within Cincinnati MSA #1 deposit market share in Dearborn County (IN) & #4 in Ripley County (IN) Footprint Source: S&P Global Market Intelligence, FDIC. Deposit market share information as of June 30, 2017. Loan and deposit balances as of December 31, 2017. Sandusky / Akron / Cleveland, Ohio $715 million in loans $728 million in deposits 12 locations #1 deposit market share in Sandusky, Ohio with ~50% market share North Central Ohio $86 million in loans $182 million in deposits 7 locations ~ 36% deposit share in our markets $275 million in loans $214 million in deposits 7 locations 19% deposit market share in the rural markets West Central Ohio Greater Dayton, Ohio $89 million in loans $81 million in deposits 3 locations ~ 4% deposit share in our markets UCBA

Pro Forma Deposit Composition Source: S&P Global Market Intelligence. As of December 31, 2017.

Pro Forma Loan Composition Source: S&P Global Market Intelligence. Holding company regulatory loan information shown for Civista and bank level regulatory loan information shown for United as of December 31, 2017. ¹ Bank level total risk based capital ratios. Estimated PF bank level total risk based capital level as of December 31, 2017.

Non-GAAP Information 27

Non-GAAP Reconciliation

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